Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Municipal High Income Fund
Neuberger Municipal Impact Fund
Neuberger Municipal Intermediate Bond Fund

Supplement to the Summary Prospectuses, Prospectuses, and the Statement of Additional Information, each dated February 28, 2026, as each may be amended and supplemented

As previously disclosed to shareholders, the Board of Trustees of the Income Funds approved the proposed reorganization of each of Neuberger Municipal High Income Fund and Neuberger Municipal Impact Fund (each, a “Merging Fund” and collectively, the “Merging Funds”) into Neuberger Municipal Intermediate Bond Fund (the “Acquiring Fund”) (each a “Merger” and collectively, the “Mergers”). Each Merger was contingent upon the approval by shareholders of the respective Merging Fund (the “Merging Fund Shareholders”).  At the shareholder meeting held on March 31, 2026, each Merger was approved by the respective Merging Fund Shareholders.  Effective March 31, 2026, Rule 12b-1 fees on all applicable share classes for the Merging Funds are waived.
The Mergers are expected to close on or about May 15, 2026. The Mergers will involve several steps, including:
(i)
the transfer of substantially all of the assets of a Merging Fund to the Acquiring Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the Merging Fund’s net assets;

(ii)	the Acquiring Fund’s assumption of all the liabilities of a Merging Fund;
(iii)	the distribution of Acquiring Fund shares pro rata to shareholders of a Merging Fund; and
(iv)	the complete liquidation and termination of a Merging Fund.

Upon completion of the Mergers, Merging Fund Shareholders will become shareholders of the Acquiring Fund.

It is anticipated that each Merger will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Mergers.

Additional and important details about the Mergers are described in a combined proxy statement/prospectus, which was mailed on or about February 12, 2026, to Merging Fund Shareholders of record as of January 16, 2026.  Free copies of the materials are also available on the SEC’s website at www.sec.gov.  These materials also are available at www.nb.com.  In addition, further information about the Acquiring Fund (Neuberger Municipal Intermediate Bond Fund), including its Summary Prospectuses, Prospectuses, and Statement of Additional Information, can be found on our website at www.nb.com.

The date of this supplement is March 31, 2026.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com